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                                                                            99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES OXLEY ACT OF 2002

         In connection with the Annual Report of The Judge Group, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on March 10, 2003, as amended by Amendment No. 1 on Form 10-K/A, filed with the Securities and Exchange Commission on April 30, 2003 and Amendment No. 2 on Form 10-K/A filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin
E. Judge, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.



Martin E. Judge, Jr.
-----------------------
Martin E. Judge, Jr.
Chief Executive Officer
May 16, 2003